UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Voya Financial, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SUPPLEMENT TO PROXY STATEMENT

for the

ANNUAL MEETING OF STOCKHOLDERS

To be held on May 21, 2020

EXPLANATORY NOTE

This Proxy Statement Supplement (the “Supplement”) supplements the Proxy Statement on Schedule 14A (the “Proxy Statement”), dated April 7, 2020, relating to the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 21, 2020.

This Supplement is being filed to add a new Agenda Item 4 for the Annual Meeting to the Proxy Statement and the related Proxy Card that is soliciting an advisory non-binding vote to approve the frequency of future advisory votes on the compensation of the Company’s named executive officers. Item 4 is being added in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC. Item 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects that omission. Other than the addition of Agenda Item 4 to the Proxy Statement, the Proxy Card and the Updated Notice of Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card. They continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for the proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement. This Supplement should be read together with the Proxy Statement, which should be read in its entirety.

Voya Financial, Inc.

Updated Notice of 2020 Annual Meeting of Stockholders

Time and Date	11:00 a.m., Eastern Daylight Time, on Thursday, May 21, 2020

Meeting website address	www.virtualshareholdermeeting.com/VOYA2020

Items of Business	• Election of nine directors to our board of directors for one-year terms

• An advisory vote to approve executive compensation

• Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2020

• An advisory vote concerning how often we will seek future advisory votes from our stockholders on executive compensation

• Transaction of such other business as may properly come before our 2020 Annual Meeting of Stockholders

Record Date

The record date for the determination of the stockholders entitled to vote at our Annual Meeting of Stockholders, or any adjournments or postponements thereof, was the close of business on March 23, 2020

Your vote is important to us. Please exercise your right to vote.

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting to be held on May 21, 2020. Our Proxy Statement, 2019 Annual Report to Stockholders and other materials are available at www.proxyvote.com.

By Order of the Board of Directors,
Jean Weng
Senior Vice President, Deputy General Counsel and Corporate Secretary
April 9, 2020

Agenda Item 4.	An Advisory Vote to Approve the Frequency of Future Advisory Votes on Executive Compensation

In addition to the advisory vote on compensation matters referred to in Agenda Item 2 of the original Proxy Statement, Section 14A of the Exchange Act also requires that stockholders be given the opportunity to cast an advisory vote on the frequency with which we will conduct the advisory vote on compensation. You may vote that we have this advisory vote every 1 year, 2 years or 3 years or you may abstain.

Accordingly, the following resolution will be presented at our Annual Meeting:

RESOLVED, that the stockholders indicate, by their vote on this resolution, whether the advisory vote on executive compensation should be held every 1 year, 2 years or 3 years.

This vote is only advisory and will not be binding on the Compensation and Benefits Committee of the board of directors, which is responsible for determining the compensation of our NEOs. The results of the vote will be taken into account, however, by our Compensation and Benefits Committee when considering our compensation policies and the frequency with which we pursue an advisory vote on executive compensation from our stockholders.

Board Recommendation:    Our board of directors unanimously recommends that stockholders vote to hold an advisory vote on executive compensation every 1 YEAR.

What vote is required for adoption or approval of Item 4?

The chart below sets forth Item 4 and the voting options available, the vote required to adopt or approve, the voting recommendation of our board of directors, the effect of abstaining from the vote, whether such item is a “discretionary matter” for which brokers may cast discretionary votes, and the effect of broker non-votes.

Proposal	Voting Options	Vote Required	Directors’ Recommendation	Effect of Abstentions	Broker Discretionary Votes Allowed?	Effect of Broker Non-Votes
Frequency of Future Advisory Votes on Executive Compensation	You may vote every 1 YEAR, 2 YEARS, 3 YEARS, or ABSTAIN on the resolution on the frequency of future advisory votes on executive compensation.	The option that receives the greatest number of votes cast will determine the outcome of the vote.	That future votes be held every 1 YEAR. Unless a contrary choice is specified, proxies solicited by our Board will be voted for the 1 YEAR alternative.	Abstentions will not affect which option receives the greatest number of votes cast and will have no effect on the vote.	No	No effect

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 20, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 18, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VOYA2020 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 20, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 18, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D12817-P34403 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VOYA FINANCIAL, INC. The Board of Directors recommends a vote FOR all nominees and FOR Items 2 and 3 and for 1 YEAR in respect of Item 4. 1. Election of Directors For Against Abstain Nominees: 1a. Lynne Biggar 1b. Jane P. Chwick For Against Abstain 1c. Kathleen Derose 2. Approval, in a non-binding advisory vote, of the compensation paid to the named executive officers, as disclosed and discussed in the Proxy Statement 1d. Ruth Ann M. Gillis 1e. J. Barry Griswell 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020 1f. Rodney O. Martin, Jr. 1g. Byron H. Pollitt, Jr. 1 Year 2 Years 3 Years Abstain 1h. Joseph V. Tripodi 4. Recommendation, in a non-binding vote, of the frequency of future advisory votes on executive compensation 1i. David Zwiener For address changes and/or comments, please check this box and write them on the back where indicated. All shares will be voted as instructed above. In the absence of instructions, all shares will be voted with respect to registered stockholders that return a signed proxy card, FOR all nominees listed in Item 1, FOR Items 2 and 3 and for 1 YEAR in respect of Item 4. With respect to participants in the Voya 401(k) Savings Plan or the Voya 401(k) Plan for VRIAC Agents (the “Plans”), in the absence of instructions, the Trustee will vote your shares in the same proportion as all the shares held by the respective plan that are allocated to the participants of such plan for which voting instructions have been received. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

· VOYA FINANCIAL, INC. 2020 ANNUAL MEETING OF STOCKHOLDERS May 21, 2020 11:00 a.m., Eastern Daylight Time www.virtualshareholdermeeting.com/VOYA2020 WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. Internet and telephone voting are available trough 11:59 p.m., Eastern Daylight Time on May 20, 2020. Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D12818-P34403 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS VOYA FINANCIAL, INC. SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Rodney O. Martin, Jr., Michael S. Smith and Larry N. Port, and each of them, as proxies, each with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this form, all shares of common stock of Voya Financial, Inc. held of record by the undersigned as of March 23, 2020, at the 2020 Annual Meeting of Stockholders to be held on May 21, 2020, beginning at 11:00 a.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/VOYA2020, and in their discretion, upon any matter that may properly come before the meeting or any adjournment of the meeting, in accordance with their best judgment. If no other indication is made on the reverse side of this form, the proxies shall vote FOR all nominees listed in Item 1, FOR Items 2 and 3 and for 1 YEAR in respect of Item 4. This proxy may be revoked at any time prior to the time voting is declared closed by giving the Corporate Secretary of Voya Financial, Inc. written notice of revocation or a subsequently dated proxy, or by casting a ballot at the meeting. If the undersigned is a participant in the Voya 401(k) Savings Plan or the Voya 401(k) Plan for VRIAC Agents (the “Plans”), then the undersigned hereby directs Voya Institutional Trust as Trustee of the Plans to vote all the shares of Voya Financial common stock credited to the undersigned’s account as indicated on the reverse side at the meeting and at any adjournment(s) thereof. If your proxy is not returned or is returned unsigned, the Trustee will vote your shares in the same proportion as all the shares held by the respective plan that are allocated to the participants of such plan for which voting instructions have been received. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side